UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                            Form 8-K

                         Current Report

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
                                               January 18, 2006
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                        A.P. Pharma, Inc.
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     (Exact name of registrant as specified in its charter)

                            000-16109
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                    (Commission File Number)

  Delaware                                            94-2875566
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(State or other jurisdiction                    (I.R.S. Employer
of incorporation)                             Identification No.)

                       123 Saginaw Drive
                     Redwood City, CA 94063
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(Address of principal executive offices, with zip code)

                         (650) 366-2626
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(Registrant's telephone number, including area code)

N/A
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  (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the
     Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b)
     under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 18, 2006, AP Pharma, Inc. (the "Company") entered into a Royalty Interest Agreement (the "Royalty Interest Agreement"), with an affiliate of Paul Royalty Fund II, L.P., a Delaware limited partnership ("PRF").

Pursuant to the Royalty Interest Agreement, the Company sold to PRF its rights to all future royalties and other payments to which the Company may be entitled with respect to Retin-A Micro(R) and Carac(R) (the "Products") under the Company's existing or future license or other agreements relating to the Products. As consideration for the sale of the royalty interest, the Company received $25 million in connection with the execution of the agreement, and may receive up to an additional $5 million on or before January 1, 2010 subject to the satisfaction of certain milestones.

The Company and PRF also entered into a Security Agreement, dated January 18, 2006 pursuant to which the Company granted PRF a security interest in certain assets of the Company as collateral under the Royalty Interest Agreement. The collateral subject to the Security Agreement includes (i) the royalty interest sold to PRF, (ii) the Company's intellectual property related to the Products, (iii) the Company's interest in certain license agreements and other contracts related to the Products, and
(iv)the Company's interest in any regulatory approvals related to the Products.

We have not included the pro forma financial statements pursuant to Article 11 as there are a limited number of pro forma adjustments required and those adjustments are easily understood. More specifically, royalty revenues of $5 million and $3.8 million recorded for the year ended December 31, 2004 and for the nine months ended September 30, 2005 would not have been recorded had the Company executed this transaction on January 1, 2004. In addition, the related royalty related accounts receivable amounts of $1.3 million would not have been recorded as of September 30, 2005.


                           SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              A.P. PHARMA, INC.



Date: January 19, 2006        By: /S/ Michael O'Connell
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                                 Michael O'Connell
                                 President and Chief
                                 Executive Officer